UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
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Advisors Series Trust

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
POPLAR FOREST PARTNERS FUND
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202
1-800-[    ]-[     ]

January [  ], 2017
Dear Shareholder:

As a Poplar Forest Partners Fund shareholder you are invited to a special shareholder meeting (the “Meeting”) of Advisors Series Trust (the “Trust”), which will be held on March 3, 2017.   The purpose of the Meeting is to: (1) approve an amended Investment Advisory Agreement between Poplar Forest Capital, LLC (the “Adviser”) and the Trust, on behalf of the Poplar Forest Partners Fund (the “Fund”); and (2) approve of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust.

The first proposal relates to a proposed adjustment to the level of the advisory fee at the last breakpoint in the Fund’s advisory fee schedule.  This adjustment would only be applicable if and when the Fund’s assets exceed $1 billion and would change the level of the advisory fee from 0.60% to 0.70% with respect only to assets in excess of $1 billion.  As the Fund’s assets are currently under $1 billion ($796 million as of January 6, 2017), there would be no immediate impact to shareholders from this change.  In addition, as discussed further in the attached proxy statement, the Fund’s expense limitation agreement, which currently limits the Fund’s total operating expenses to no more than 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least January 27, 2018 is also not changing.

The second proposal relates to seeking shareholder approval of the election of three Trustees to the Trust in order to (1) replace a current Trustee who will be retiring from the Board of the Trust in March 2017 and (2) approve two current Trustees not previously elected by shareholders.

Two of the nominees standing for election by shareholders are currently serving as Board members and serve as Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended.  Those nominees, Gail S. Duree and Raymond B. Woolson, have served as Independent Trustees since their appointments by the Board in March 2014 and January 2016, respectively.  Ms. Duree’s and Mr. Woolson’s elections as Trustees have not been previously submitted to shareholders for their approval.  The other nominee standing for election by shareholders, David G. Mertens, has not previously served as a Trustee of the Trust and his election to the Board would allow him to succeed the retiring Trustee as an Independent Trustee.

The Board of Trustees recommends that you vote in favor of these proposals.

The returns will be reported at the shareholder meeting on March 3, 2017, or as soon as practical thereafter.  Please return your proxy card in the postage-paid envelope as soon as possible.  You also may vote over the Internet or by telephone.  Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

Douglas G. Hess
President
Advisors Series Trust

Important information to help you understand and vote on Proposal 1:

Please read the full text of the proxy statement.  Below is a brief overview of Proposal 1 to be voted upon.  As proposal 2 is straightforward, no overview regarding that proposal is provided.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve two proposals, (i) the election of three Trustees by shareholders and (ii) an amended investment advisory agreement with Poplar Forest Capital, LLC, a Delaware limited liability company (“Poplar Forest” or the “Adviser”), on behalf of the Poplar Forest Partners Fund (the “Fund”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on December 7-8, 2016, the Board approved each proposal and recommended that shareholders also approve each proposal.

What is Proposal 1 About?

You are being asked to vote to approve an  amended investment advisory agreement (the “Amended Investment Advisory Agreement”), between Poplar Forest and the Trust on behalf of the Fund,, the principal effect of which would be to incrementally increase the advisory fee that Poplar Forest would receive for managing the Fund if and when the Fund’s assets exceed $1 billion.  If approved by shareholders, the advisory fee would increase from 0.60% to 0.70% only with respect to assets in excess of $1 billion.  The Adviser is not proposing any changes to the fee schedule for when the Fund’s average net assets are under $1 billion.  As the Fund’s assets are currently under $1 billion ($796 million as of January 6, 2017), there would be no immediate impact to shareholders from the increase in the advisory fee at this last breakpoint.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a material amendment to an advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund.  Therefore, the proposed increase in the advisory fee at the last breakpoint of the Fund’s advisory fee schedule would result in a material amendment to the investment advisory agreement and requires shareholder approval before becoming effective.  If approved by shareholders, the Amended Investment Advisory Agreement will replace the current investment advisory agreement and will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.

The Board approved the Amended Investment Advisory Agreement with Poplar Forest on behalf of the Fund at a meeting held on December 7-8, 2016, subject to shareholder approval.

Accordingly, the Fund is seeking shareholder approval to approve the Amended Investment Advisory with the change to the advisory fee breakpoint schedule.  The Fund is also taking the opportunity to make a technical change to the terms under which the Adviser can recoup previously waived fees and expenses, as discussed in the enclosed proxy statement.  If Fund shareholders do not approve the Amended Investment Advisory Agreement, the change will not go into effect and the Board and Poplar Forest may consider other alternatives for the Fund.

How will my approval of proposal 1 affect the management and operation of the Fund?

The Fund’s investment strategy will not change as a result of the Amended Investment Advisory Agreement with Poplar Forest.  The same portfolio manager will continue to manage the Fund’s portfolio.  Mr. J. Dale Harvey is the portfolio manager responsible for the day-to-day management of the Fund and has managed the Fund since inception.

How will my approval of proposal 1 affect the expenses of the Fund?

The proposed approval of the Amended Investment Advisory Agreement with Poplar Forest would only result in an increase of the investment advisory fee paid by the Fund to Poplar Forest if and when Fund assets exceed $1 billion and would then apply only to that portion of the Fund’s assets in excess of $1 billion.  As the Fund’s assets are currently under $1 billion, there would be no immediate impact to shareholders from the change in the advisory fee breakpoint schedule.  The table below reflects the current investment advisory fee schedule and the proposed investment advisory fee schedule:

Current Investment Advisory Fees	Proposed Investment Advisory Fees
1.00% of average net assets up to $250 million	1.00% of average net assets up to $250 million
0.80% of average net assets on next $750 million	0.80% of average net assets on next $750 million
0.60% of average net assets in excess of $1 billion	0.70% of average net assets in excess of $1 billion

In addition, the Fund’s expense limitation agreement, which current limits the Fund’s total operating expenses to no more than 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least January 27, 2018, is also not changing.

Are there any material differences between the prior investment advisory agreement and the proposed Amended Investment Advisory Agreement?

Other than the amendment to the advisory fee breakpoint schedule and the effective date, there are no material differences between the prior investment advisory agreement and the proposed Amended Investment Advisory Agreement.

Has the Board approved the proposals?

Yes.  The Board approved the proposals set forth herein, subject to shareholder approval.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by U.S. Bancorp Fund Services, LLC and Poplar Forest.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on January 9, 2017 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting for the Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the proposals?

Approval of the Amended Investment Advisory Agreement with Poplar Forest with respect to the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The election of the Trustee nominee will be voted upon separately by shareholders of all the Funds of the Trust in the aggregate.  The nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.  In essence, this means that the nominee for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at 1-877-[   ]-[    ].  Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON March 3, 2017

Poplar Forest Partners Fund

ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Poplar Forest Partners Fund (the “Fund”) will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, WI 53202, on Friday, March 3, 2017, at 11:00 a.m., Central Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 12, 2017:

1.	Approve an amended Investment Advisory Agreement between Poplar Forest Capital, LLC and the Trust, on behalf of the Fund;
2.	Approve of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust; and
3.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on January 9, 2017, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please read the enclosed Proxy Statement for a full discussion of the proposals.

By order of the Board of Trustees of the Trust

Jeanine M. Bajczyk
Secretary

Milwaukee, Wisconsin
January [  ], 2017

Your vote is important – please vote your shares promptly.
Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

POPLAR FOREST PARTNERS FUND
PROXY STATEMENT

January [  ], 2017

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 3, 2017

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Poplar Forest Partners Fund (The “Fund”) and any adjournment or postponement thereof (the “Meeting”).  The Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, on Friday, March 3, 2017, at 11:00 a.m., Central Time.

Shareholders of record at the close of business on the record date, January 9, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about January [  ], 2017.

Financial statements for the Fund are included in annual reports, which are mailed to shareholders.  Shareholders may obtain copies of the annual report or semi-annual report free of charge by writing the Fund at 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-[   ]-[    ].

PROPOSAL 1 – APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN POPLAR FOREST CAPITAL, LLC AND THE TRUST, ON BEHALF OF THE FUND

Background

Poplar Forest Capital, LLC (“Poplar Forest” or the “Adviser”), a Delaware limited liability company, has served as the investment adviser to the Fund since its inception.  The Adviser is requesting shareholder approval for a material amendment to the Fund’s investment advisory agreement, the principal effect of which would be to incrementally increase the advisory fee that Poplar Forest would receive for managing the Fund if and when the Fund’s assets exceed $1 billion.  If approved by shareholders, the advisory fee would increase from 0.60% to 0.70% only with respect to assets in excess of $1 billion.  The Adviser is not proposing any changes to the fee schedule for when the Fund’s average net assets are under $1 billion.  As the Fund’s assets are currently under $1 billion ($796 million as of January 6, 2017), there would be no impact to shareholders from the change in the advisory fee breakpoint schedule at the current time.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a material amendment to an advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund.  Therefore, the proposed increase in the fee for the last breakpoint of the Fund’s advisory fee schedule would result in a material amendment to the investment advisory agreement and requires shareholder approval before becoming effective.  The table below reflects the current investment advisory fee schedule and the proposed investment advisory fee schedule:

Current Investment Advisory Fees	Proposed Investment Advisory Fees
1.00% of average net assets up to $250 million	1.00% of average net assets up to $250 million
0.80% of average net assets on next $750 million	0.80% of average net assets on next $750 million
0.60% of average net assets in excess of $1 billion	0.70% of average net assets in excess of $1 billion

If approved by shareholders, the amended investment advisory agreement will replace the current investment advisory agreement and will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.

The Board approved the Amended Investment Advisory Agreement with Poplar Forest on behalf of the Fund at a meeting held on December 7-8, 2016, subject to shareholder approval.  Accordingly, the Fund is seeking shareholder approval to approve the Amended Investment Advisory with the amendment to the fee schedule for the last breakpoint.  If Fund shareholders do not approve the Amended Investment Advisory Agreement, the Board and Poplar Forest may consider other alternatives for the Fund.

Legal Requirements in Approving the Amended Investment Advisory Agreement

The Amended Investment Advisory Agreement is attached hereto as Exhibit A.  With respect to the services to be provided by Poplar Forest, the terms of the Amended Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated December 29, 2009, as amended September 11, 2014 (the “Prior Investment Advisory Agreement”).  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on December 29, 2009, and was effective with respect to the Fund upon the Fund’s commencement of operations as a series of the Trust.

The Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement have different fee structures, as stated above, solely with respect to the fee level at the last breakpoint in the Fund’s fee schedule.  There is also a slight difference between the two agreements with respect to the terms under which the Adviser may recoup previously waived advisory fees and paid expenses.  Under the Prior Investment Advisory Agreement, the Adviser was permitted, under certain conditions, to recoup advisory fees previously waived and Fund expenses paid for a period of three fiscal years following the current fiscal year.  Under the Amended Investment Advisory Agreement, the Adviser will be permitted, under certain conditions, to recoup advisory fees previously waived and Fund expenses paid for a period of 36 months following the month the waiver or payment occurred.  The material terms of the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the Amended Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The Amended Investment Advisory Agreement will take effect upon shareholder approval although there will be no increase in the advisory fee paid to the Adviser at this time as the Fund’s assets are below $1 billion.  If shareholders do not approve the Amended Investment Advisory Agreement with respect to the Fund, then the current advisory fee schedule will remain in effect.

Compensation Paid to Poplar Forest

Under the Prior Investment Advisory Agreement, Poplar Forest is entitled to receive a monthly advisory fee computed at an annual rate of 1.00% of the Fund’s average daily net assets on assets up to $250 million, 0.80% of the Fund’s average daily net assets on the next $750 million, and 0.60% of the Fund’s average daily net assets in excess of $1 billion in return for the services provided by Poplar Forest as investment adviser to the Fund.  The current advisory fee for the Fund, based on current Fund net assets, is 0.89%.  The fee structure under the Amended Investment Advisory Agreement with Poplar Forest will be different than the fee structure under the Prior Investment Advisory Agreement with respect to the fee level at the last breakpoint in the advisory fee schedule.  For the fiscal year ended September 30, 2016, the Fund paid Poplar Forest investment advisory fees in the amounts shown below.

Management Fees Paid by the Fund to Poplar Forest for the Fiscal Year Ended September 30, 2016

Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fee Paid to Adviser
$4,972,665	$248,302	$0	$4,724,363

As the Fund’s assets are currently under $1 billion, there would be no immediate impact to shareholders from the increase in the fee rate at the last breakpoint.  Therefore, if the Amended Investment Advisory Agreement had been in place during the Fund’s last fiscal year, the advisory fees paid by the Fund to Poplar Forest would have been the same as they were under the Prior Investment Advisory Agreement.

In connection with the Prior Investment Advisory Agreement, Poplar Forest contractually agreed to an operating expense limitation that limited the Fund’s Total Annual Fund Operating Expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively.  These expense limitations will continue in effect under the Amended Investment Advisory Agreement with Poplar Forest until at least January 27, 2018.  As a result, even if the Fund’s assets were to increase above $1 billion, the Fund’s Annual Fund Operating Expenses will continue to be limited to these levels through at least January 27, 2018.

Information about Poplar Forest

The Adviser, Poplar Forest Capital, LLC, is located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101.  The Adviser is an SEC-registered investment advisory firm formed in 2007.  The Adviser provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Poplar Forest, each of whom can be located through Poplar Forest’s principal office location.

Name	Position/Principal Occupation
J. Dale Harvey	Managing Member, Chairman, and Chief Executive Officer
Christopher E. Morphy	President
A. Ryan Newman	Chief Compliance Officer, Chief Financial Officer and Chief Operating Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of Poplar Forest as of December 31, 2016, each of whom can be located through Poplar Forest’s principal office location.

Name	% of Voting Securities Held
J. Dale Harvey	78.6%

Summary of the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed Amended Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the Amended Investment Advisory Agreement, as the description set forth in this Proxy Statement of the Amended Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Poplar Forest under the Amended Investment Advisory Agreement are identical to the services currently provided by Poplar Forest under the Prior Investment Advisory Agreement.

Advisory Services.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, Poplar Forest will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

Brokerage.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Poplar Forest shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  Poplar Forest’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Poplar Forest may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement, Poplar Forest is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”), the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of Poplar Forest, and any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If Poplar Forest has agreed to limit the operating expenses of the Fund, Poplar Forest also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Poplar Forest under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Management Fees.  The Amended Investment Advisory Agreement and Prior Investment Advisory Agreement have different fee structures based on the Fund’s average daily net assets with respect to the fee to be charged at the last breakpoint in the Fund’s fee schedule.  For the Prior Investment Advisory Agreement, the fees are calculated at the annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.  For the Amended Investment Advisory Agreement, the fees are calculated at the annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets for assets in excess of $1 billion.  For example, under the Prior Investment Advisory Agreement, if the Fund’s average daily net assets for the fiscal year were $1,500,000,000, the Adviser would have received 0.60% in advisory fees on assets in excess of $1 billion, equivalent to $3,000,000, and a total advisory fee of $11,500,000.  Under the Amended Investment Advisory Agreement, if the Fund’s average daily net assets for the fiscal year were $1,500,000,000, the Adviser will receive 0.70% in advisory fees on assets in excess of $1 billion, equivalent to $3,500,000, and a total advisory fee of $12,000,000.

With respect to the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, the Prior Investment Advisory Agreement provided that any waivers made by the Adviser in its advisory fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Prior Investment Advisory Agreement also provided that under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  The Amended Investment Advisory Agreement provides that any such waivers made by the Adviser in its advisory fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period following the month of the advisory fee waiver and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the advisory fee waiver and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The Amended Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the Amended Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The Prior Investment Advisory Agreement and the Amended Investment Advisory Agreement provide that it may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.  If the Amended Investment Advisory Agreement is approved by Fund shareholders at the special meeting to be held on March 3, 2017, it would become effective on that date, March 3, 2017.

Limitation on Liability and Indemnification.  Both the Amended Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Poplar Forest by the agreement,  Poplar Forest will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

The full Board of Trustees (which is comprised of five persons, four of whom are Independent Trustees as defined under the 1940 Act) considered that the Amended Investment Advisory Agreement is identical to the Prior Investment Advisory Agreement except for the fee level at the last breakpoint in the Fund’s advisory fee schedule and the terms of the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, and concluded that the terms and conditions of the Amended Investment Advisory Agreement are fair to the Fund and its shareholders.  In considering the Adviser’s proposal to adjust the fee schedule for the Fund by incrementally increasing the fee by 0.10% for Fund assets in excess of $1 billion, the Board took into account, in addition to the considerations discussed below, the fact that the change would have no impact on the current level of the advisory fee, the fact that the Adviser has agreed to maintain the expense limitation agreement at current levels through at least January 27, 2018, and the fact of the Adviser’s representations, and its own experiences, that since the launch of the Fund in 2009, the regulatory and compliance burden and costs on the Adviser in managing and supporting the Fund have increased.  In so concluding, the Board took into account a number of factors, including the Adviser’s representations that there will be no change in the services provided by the Adviser to the Fund; there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Adviser who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and there is no expected change in the day-to-day business operations of the Adviser.  The Board noted that Mr. J. Dale Harvey is the portfolio manager responsible for the day-to-day management of the Fund and has managed the Fund since inception.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Amended Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Amended Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016, on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median for all relevant periods, other than the one-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund underperformed the similarly managed composite for all relevant periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Amended Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least January 27, 2018 (the “Expense Caps”).  The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Expense Caps.

The Board noted that the Fund’s expense ratio after waiver was below the peer group median and peer group average for the Institutional Class and above the peer group median and peer group average for Class A.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable, particularly in light of the Fund’s long-term performance versus its comparative peer group.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser had shared economies of scale on the Fund through breakpoints on the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Amended Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

        No single factor was determinative of the Board’s decision to approve the Amended Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Amended Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the Amended Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

PROPOSAL 2 –     ELECTION OF TRUSTEES TO THE BOARD

The Board currently has five members:  Joseph D. Redwine, Raymond B. Woolson, Gail S. Duree, George J. Rebhan, and George T. Wofford.  Ms. Gail S. Duree and Mr. Raymond B. Woolson, who are currently Independent Trustees of the Trust, have served as Trustees since March 2014 and January 2016, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the 1940 Act.  Under the 1940 Act, their appointments as Trustees were not required to be approved by shareholders.  George T. Wofford has announced his intention to retire from the Board of the Trust in March 2017.

At a meeting of the Board of the Trust held in December 2016, the Trust’s Nominating Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommended David G. Mertens for election as an additional Trustee of the Trust to replace Mr. Wofford.  The Nominating Committee also recommended that Ms. Duree and Mr. Woolson be nominated for election by shareholders.  After discussion and consideration of the matter, the Board of the Trust voted to nominate Ms. Duree, Mr. Mertens, and Mr. Woolson for election by shareholders. Mr. Mertens does not currently have any affiliations with the Trust.  He is a managing director for Jensen Investment Management, Inc.  If elected, Mr. Mertens would be an Independent Trustee of the Trust.

As indicated above and under “Trustees and Officers” below, Mr. Mertens has considerable business experience in investment management matters.  The Board believes that Mr. Mertens’ addition to the Board is appropriate given the pending retirement of a current Trustee in March 2017 and believes Mr. Mertens would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Mertens as an additional Trustee without the approval of the shareholders of the Trust.  Section 16(a) of the 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  Ms. Duree and Mr. Woolson have previously been appointed to the Board without shareholder approval.  As the appointment of Mr. Mertens would result in only approximately 40% of the Board having been elected by the shareholders of the Trust, Mr. Mertens must be elected as a Trustee by the shareholders. The Board also believes it is in the best interests of the Trust for the shareholders to now vote to approve Ms. Duree and Mr. Woolson so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Required Vote

The Trust is comprised of 45 other separate series whose shareholders have received a separate proxy statement.  The election of the nominees in this Proposal 2 will be voted upon separately by shareholders of the Fund and all other series of the Trust in the aggregate; that is, regardless of the fund in which you are a shareholder, you have the right to approve or disapprove the proposal on a one vote-per-share basis without differentiation between the separate funds (or classes).  The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.  In essence, this means that the nominees for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust.  The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, reaches the Board’s mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD RECOMMENDS THAT THE FUND’S SHAREHOLDERS ELECT THE NOMINEES AS TRUSTEES OF THE TRUST.

Trustees and Officers

The Board is responsible for oversight of the Trust’s operations.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for operational aspects of the Fund.  Information regarding the current Trustees, the nominees for election as additional Trustees, and the officers of the Trust is set forth below.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Fund Series Overseen by Trustees(2)	Other Directorships/ Trusteeships Held by Trustee or Nominee for Trustee
Independent Trustees(1)
Gail S. Duree (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	46	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).
George J. Rebhan (age 82) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	46	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.
George T. Wofford (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	46	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Raymond B. Woolson (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	46
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 13 portfolios), DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Fund Series Overseen by Trustees(2)	Other Directorships/ Trusteeships Held by Trustee or Nominee for Trustee
Interested Trustee
Joe D. Redwine(4) (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term; since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	46	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Nominee for Independent Trustee
David G. Mertens (age 56) 615 E. Michigan Street Milwaukee, WI 53202	None	N/A	Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 – present)	N/A	None

Officers
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term; since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Douglas G. Hess (age 49) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin J. Hayden (age 45) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Michael L. Ceccato (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).
Jeanine M. Bajczyk, Esq. (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since September 2015.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).
Emily R. Enslow, Esq. (age 30) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Secretary	Indefinite term; since September 2015.
Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013); Legal Internship, Artisan Partners Limited Partnership (February 2012 – September 2012); J.D. Graduate, Marquette University Law School (2009-2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2016, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Board met four times during the calendar year ended December 31, 2016.  During the calendar year, all of the incumbent Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the Qualified Legal Compliance Committee (“QLCC”), and the Nominating Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Ms. Duree is the Chairperson of the Audit Committee.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Mr. Wofford is the Chairman of the Nominating Committee.  The Nominating Committee met twice during the last fiscal year ended October 31, 2016.

The Nominating Committee has a charter (see attached Exhibit B).  In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. The Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.
The Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: 1) display the highest personal and professional ethics, integrity and values; 2) have the ability to exercise sound business judgment; 3) must be highly accomplished in his or her respective field; 4) have a relevant expertise and experience; 5) ne able to represent all shareholders and be committed to enhancing long-term shareholder value; and 6) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.
The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.

Additionally, the Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributor, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established three standing committees, an Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees”, above.  Currently, more than seventy-five percent (75%) of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust, and each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is the Chief Executive Officer of the Trust and a Trustee; he is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s Distributor and principal underwriter.  He is also the President and CEO of the Administrator to the Trust.  The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust.  The Trust has appointed George J. Rebhan as lead Independent Trustee, who acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

Additionally, the Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust.  The Board has also determined that the appointment of a lead Independent Trustee and the function and composition of the Audit Committee, the Nominating Committee, and the QLCC are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Gail S. Duree.  Ms. Duree has served as a trustee and chair on a mutual fund board and is experienced in financial, accounting and investment matters through her experience as past audit committee chair of a mutual fund complex as well as through her service as Treasurer of a major church from 1999 to 2009.  Ms. Duree also serves as director of a collegiate housing management company and has served as a director of a philanthropic organization where she sat as chair of the finance committee.  Ms. Duree serves as the Trust’s Audit Committee Financial Expert.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment adviser.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his position as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment Advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

George T. Wofford.  Mr. Wofford is experienced in financial, accounting, regulatory and investment matters through his executive experience as a Senior Vice President of Federal Home Loan Bank of San Francisco (“FHLB-SF”) where he was involved with the development of FHLB-SF’s information technology infrastructure as well as legal and regulatory financial reporting.

Raymond B. Woolson.  Mr. Woolson has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his experience as Lead Independent Trustee and Audit Committee Chair for the DoubleLine Funds as well as through his service as President of Apogee Group, Inc., a company providing financial consulting services.  Mr. Woolson also has substantial mutual fund operations, financial and investment experience through his prior service in senior and management positions in the mutual fund industry, including service as Senior Managing Director in Investment Management for Mass Mutual Life Insurance Company, where he oversaw fund accounting, fund administration and client services and also served as Chief Financial Officer and Treasurer for various funds and other investment products, as well as prior positions where he provided management consulting services to the mutual fund industry and the investment management areas of the banking and insurance industries.

Information about the Nominee for Independent Trustee’s Qualification, Experience, Attributes or Skills

David G. Mertens.  Mr. Mertens has over 30 years of financial industry experience, including serving as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) since 2002.  Prior to Jensen, Mr. Mertens held various sales and marketing roles with Berger Financial Group, LLC and Berger Distributors, LLC from 1995 to 2002.

Ownership of the Funds in the Trust

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of December 31, 2016.  If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of December 31, 2016.  As of December 31, 2016, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee, Nominee or Officer	American Trust Allegiance Fund	Capital Advisors Growth Fund	Chase Growth Fund	Edgar Lomax Value Fund	Huber Capital Equity Income Fund	Huber Capital Small Cap Value Fund	O’Shaughnessy Small/Mid Cap Growth Fund	Poplar Forest Partners Fund	Aggregate Dollar Range of Equity Securities in All Fund Series Overseen by Trustees
Independent Trustees
Gail S. Duree	None	None	None	None	None	None	None	None	None
George J. Rebhan	None	None	None	None	C	C	C	D	E
George T. Wofford	B	B	B	B	None	None	None	None	B
Raymond B. Woolson	None	None	None	None	None	None	None	None	None
Independent Trustee Nominee
David G. Mertens	None	None	None	None	None	None	None	None	None
Interested Trustee
Joe D. Redwine	None	None	None	None	None	None	None	None	None
Officers
Joe D. Redwine	None	None	None	None	None	None	None	None	None
Douglas G. Hess	None	None	None	None	None	None	None	None	None
Cheryl L. King	None	None	None	None	None	None	None	None	None
Kevin J. Hayden	None	None	None	None	None	None	None	None	None
Michael L. Ceccato	None	None	None	None	None	None	None	None	None
Jeanine M. Bajczyk	None	None	None	None	None	None	None	None	None
Emily R. Enslow	None	None	None	None	None	None	None	None	None

Compensation
The table below sets forth the compensation paid to the Independent Trustees for the calendar year ended December 31, 2016 for all of the funds in the Trust, including the Fund.  The Trust does not compensate its officers for the services they provide.  In addition to the annual fee each Trustee receives, the Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  This amount is allocated among each of the current series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.
Independent Trustees	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Gail S. Duree	$110,500	None	None	$110,500
Donald E. O’Connor(*)	$0	None	None	$0
George J. Rebhan	$115,500	None	None	$115,500
George T. Wofford	$105,500	None	None	$105,500
Raymond B. Woolson(**)	$105,500	None	None	$105,500
* Mr. O’Connor retired from the Board of the Trust effective January 15, 2016.
** Effective January 1, 2016, Mr. Woolson was appointed to the position of Independent Trustee.

GENERAL INFORMATION
Solicitation of Proxies for all Funds in the Trust

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Investment Advisers, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person.  USBFS has engaged the proxy solicitation firm of AST Fund Solutions, Inc. who will be paid approximately $113,000, plus out-of-pocket expenses, for their services.  USBFS will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions, Inc.  USBFS also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.  The Fund and the Trust will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-[   ]-[    ].  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-[    ]-[     ] or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified.  If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).  However, abstentions and broker non-votes will have no effect on the election of Trustees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal.  In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against any of the Proposal.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.  A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Adviser

The investment adviser to the Fund is Poplar Forest Capital, LLC, located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101.

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s administrator and transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 2003.  Upon recommendation of its Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year ended as of the date shown in the table starting on page 1.  Representatives of Tait will not be present at the Meeting.

Audit Fees

For all of the funds’ two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, aggregate fees billed by Tait for the audit of the all of the funds’ annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $735,900 and $757,500, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of each fund’s financial statements for the two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared all of the funds’ federal and state income tax returns for the two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate.  Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $147,600 and $152,400, respectively.  All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the funds’ two most recent fiscal years ended in 2014, 2015 or 2016, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For the funds’ two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, Tait did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date was as follows:

Number of Issued and Outstanding Shares
Class A	[ ]
Institutional Class	[ ]

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of each share class of the Fund and of the Trust as a whole.  As of the close of business on the record date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Meeting.  If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Agreement and Declaration of Trust of the Trust, as amended, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Poplar Forest Capital, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ day of March, 2017, by and between Advisors Series Trust, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund,” and together the “Funds”) and Poplar Forest Capital, LLC, a Delaware limited liability company (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.      APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (“Board of Trustees” or ‘‘Board”).

2.      DUTIES OF ADVISER.

(a)    GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment

Exhibit A

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of  the Securities  Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or  another agent of  the Fund; (v) furnish  reports, statements  and other  data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as  the Board may reasonably request, including at least one in-person  appearance  annually before the Board of Trustees.

(b)       BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the  Fund  to  pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount  of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and  research  services provided by such broker or dealer, viewed in terms of either  that  particular  transaction  or  the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Exhibit A

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a)      The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)      The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)       The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)       The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of   this Agreement.

4.      INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.     ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to  include  persons employed or retained by the Adviser to furnish statistical information,  research, and  other  factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or  the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

Exhibit A

6.     EXPENSES.

(a)      With respect to the operation of the Fund, the Adviser shall be responsible for the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra  copies  of  the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan’’); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)       The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)       The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)       To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses.  To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services.  In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

Exhibit A

(e)      The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.     INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)      The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)      The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)       The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)      The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)      The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.  Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)      Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Exhibit A

(g)      The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.     NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund.  This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.     CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.  In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.     REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.     ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)     The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)      The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c)     In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

Exhibit A

(d)      Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to  protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)     No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under  this Agreement; and provided  further  that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13.    TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.    TERM.

This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

Exhibit A

15.     RIGHT TO USE NAME

The Adviser warrants that each Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund shall be resolved by the Adviser. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. Each Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, each Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The  Adviser undertakes  and agrees that, in the event that  the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented  to  by  the Trust in writing prior to such use.

16.     TERMINATION; NO ASSIGNMENT.

(a)      This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of   the Fund.

(b)     This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.      NONPUBLIC PERSONAL INFORMATION.  Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section  248.3(t) of Regulation S-P (“Regulation  S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Exhibit A

18.         ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws’’), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future.  The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust.  The T1ust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.      CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures.  To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute .or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.       CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.       GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST (on behalf of each series of the Trust listed on Schedule A)	POPLAR FOREST CAPITAL, LLC

By: _____________________________	By: ___________________________

Name: ___________________________	Name: _________________________

Title: ____________________________	Title: __________________________

Exhibit A

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Poplar Forest Partners Fund	1.00% for the first $250 million of assets, 0.80% for the next $750 million of assets, and 0.70% for assets in excess of $1 billion.

Exhibit B

NOMINATING COMMITTEE CHARTER

OF ADVISORS SERIES TRUST

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).  This Charter will be reviewed by the Nominating Committee and approved annually by the Board of the Trust.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees.  Selection and nomination refers to the process by which Board candidates are researched, recruited, considered and formally named.

        The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Trustees, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

        The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Trustees.  Such Trustees shall designate the Chairperson of the Nominating Committee.  Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

        The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise.  Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members.  A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting.  Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner.  The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process at all times should rest with the Nominating Committee.  This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees.  The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s By-Laws and applicable law.  Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed Nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust By-Laws or under applicable law.  Unless required otherwise by the By-Laws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered.  The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  In addition, any of the Trust’s investment advisers may suggest Independent Trustee candidates, if the Nominating Committee invites such suggestions, and the adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Independent Trustee candidates.

Exhibit B

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as an Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s By-Laws.  With respect to candidates submitted for consideration as an Independent Trustee, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest.

        The Committee shall meet with the candidate and shall review the qualifications of such candidate and with respect to candidates for Independent Trustee, the independence of such candidate, and shall meet as a group without the candidate to discuss the candidate.  Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval with the caveat that only the current Independent Trustees shall vote for approval of new Independent Trustees.

Nominee Considerations
In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must:
1	Display the highest personal and professional ethics, integrity and values;
2	Have the ability to exercise sound business judgment;
3	Must be highly accomplished in his or her respective field;
4	Have a relevant expertise and experience;
5	Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and
6	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

Other
         In performing its duties, the Nominating Committee shall:
1.
Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board.  The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.
Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.
As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.	Consider such other matters as may be from time to time referred to it by the Board; and
5.	Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: September 20, 2007
Amended and Adopted:  December 10, 2010; June 18, 2015

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-342-4882 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

POPLAR FOREST PARTNERS FUND
A SERIES OF ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2017

The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the Poplar Forest Partners Fund (the “Fund”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, on March 3, 2017, at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 3, 2017.  The proxy statement for this meeting is available at:

proxyonline.com/docs/poplarforest2017.pdf

   [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                      [CUSIP HERE]

POPLAR FOREST PARTNERS FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)                                        DATE

_______________________________________________________________
SIGNATURE (IF HELD JOINTLY)                                                                 DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” or “FOR ALL,” respectively, on the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1. Approve an amended Investment Advisory Agreement between Poplar Forest Capital, LLC and the Trust, on behalf of the Fund;	○	○	○
2. Election of Trustees to the Board of Trustees of the Trust	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees:	○	○	○
01) Gail S. Duree
02) David G. Mertens
03) Raymond B. Woolson

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

THANK YOU FOR VOTING

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]